Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Altra Industrial Motion Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Storch, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2018	By:	/s/ Christian Storch
	Name	Christian Storch
	Title:	Vice President and Chief Financial Officer